SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

Current Report for Event Occurring April 29, 2003

of

ALLIED HOLDINGS, INC.

a Georgia Corporation
IRS Employer Identification No. 58-0360550
SEC File Number 0-22276

160 Clairemont Avenue
Suite 200
Decatur, Georgia 30030
(404) 370-1100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

99.1 Press Release of Allied Holdings, Inc. issued April 29, 2003.

Item 9. Regulation FD Disclosure.

     The information set forth under this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On April 29, 2003, Allied Holdings, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 29, 2003

ALLIED HOLDINGS, INC.

		By: Name: Title:	/s/ Daniel H. Popky Daniel H. Popky Senior Vice President and Chief Financial Officer